                                                                    EXHIBIT 10.6


================================================================================

                            STOCKHOLDERS AGREEMENT

                                     among

                          EXIGENT DIAGNOSTICS, INC.,

                        SMITHKLINE BEECHAM CORPORATION,

                  SMITHKLINE BEECHAM DIAGNOSTIC SYSTEMS CO.,

                    SPENCER TRASK SECURITIES INCORPORATED,

                            EXIGENT PARTNERS, L.P.,

                             W. VICKERY STOUGHTON,

                               THOMAS H. GROVE,

                              KENNETH B. ASARCH,

                              WILLIAM S. KNIGHT,

                                DONALD S. WONG,

                               ASHOK K. SAWHNEY,

                               PHILIP B. SMITH,

                                      AND

                        EACH INVESTOR SIGNATORY HERETO


================================================================================

                         Dated as of December 4, 1996

                               TABLE OF CONTENTS
                               -----------------

Sections                                                           Page
--------                                                           ----
1.        Certain Defined Terms..................................     3
2.        Limitations on Transfers...............................     7
3.        Consultation with and Consent of Spencer Trask in
           Connection with Future Issuances of Securities........     8
4.        Preemptive Rights......................................     8
5.        Stock Splits, Etc......................................    11
6.        Registration Rights....................................    11
7.        Financial Reports and Information......................    11
8.        Corporation Governance Provisions......................    12
9.        Specific Performance...................................    14
10.       Legend.................................................    14
11.       Notices................................................    14
12.       Termination............................................    17
13.       Entire Agreement; Effectiveness and Amendments.........    17
14.       Expenses...............................................    17
15.       Governing Law; Successors and Assigns..................    17
16.       Waivers................................................    18
17.       Severability...........................................    18
18.       Captions...............................................    18
19.       Counterparts...........................................    18
20.       Attorney's Fees........................................    18
21.       Parties Benefitted.....................................    18
22.       Successors and Assigns.................................    18

                            STOCKHOLDERS AGREEMENT
                            ----------------------

          THIS STOCKHOLDERS AGREEMENT (the "Agreement") is made as of this 4th day of December, 1996, by and among

          .    EXIGENT DIAGNOSTICS, INC., a Delaware corporation (the
               "Corporation"),

          . SMITHKLINE BEECHAM CORPORATION, a Pennsylvania corporation ("SmithKline"),

          . SMITHKLINE BEECHAM DIAGNOSTIC SYSTEMS CO., a Pennsylvania limited liability company ("SBD"),

          . SPENCER TRASK SECURITIES INCORPORATED, a Delaware Corporation ("Spencer Trask"),

          . EXIGENT PARTNERS, L.P., a Delaware limited partnership ("Exigent Partners"),

          .    W. VICKERY STOUGHTON ("Stoughton"),

          .    THOMAS H. GROVE ("Grove"),

          .    KENNETH B. ASARCH ("Asarch"),

          .    WILLIAM S. KNIGHT ("Knight"),

          .    DONALD S. WONG ("Wong"),

          .    ASHOK K. SAWHNEY ("Sawhney"),

          .    PHILIP B. SMITH ("Smith"), and

          . EACH INVESTOR WHO SHALL HEREAFTER BECOME A SIGNATORY HERETO (individually, an "Investor" and collectively, the "Investors").


          WHEREAS, Stoughton and Grove formed the Corporation on July 10, 1996 and as a result of the incorporation were issued that number of shares of common capital stock of the Corporation, $.01 par value per share ("Common Stock"), as is set forth opposite their names on Exhibit A hereto;
                                     ---------

          WHEREAS, on July 24, 1996, the Corporation entered into a letter of intent (the "Letter of Intent") with SmithKline relating to the Corporation's purchase from SmithKline of substantially all of the assets and assumption of liabilities relating to the business then being operated by SmithKline in connection with the research and development of point of care diagnostic equipment (as more particularly described in the Private Placement Memorandum (hereinafter defined), the "POC Business");

          WHEREAS, Asarch, Knight, Wong, Sawhney (collectively, the "Employee Stockholders", and together with Stoughton and Grove, the "Management Stockholders") and Smith became Stockholders of the Corporation in October, 1996, subject to certain forfeiture restrictions pertaining to their stock and, in the case of Smith, rights to additional stock, as more fully set forth in the letter agreements entered into between each of them and the Corporation attached hereto as Exhibit B (the "Letter Agreements");
          ---------

          WHEREAS, on or prior to the date hereof, pursuant to an Asset Purchase Agreement (the "Purchase Agreement") by and among the Corporation, SmithKline Beecham Clinical Laboratories, Inc. and SBD, the Corporation has purchased the assets and assumed the liabilities of the POC Business from SBD and in consideration therefor has issued to SBD that number of shares of Common Stock as is set forth opposite SBD's name on Exhibit A hereto, such number comprising
                                       ---------
five percent (5%) of the total issued and outstanding shares of Common Stock as of the date hereof;

          WHEREAS, pursuant to the Purchase Agreement, the Company may from time to time issue to SBD and its Affiliates (defined below) additional shares of Common Stock to prevent the dilution of their equity interests in the Company (the "Antidilution Shares");

          WHEREAS, on or prior to the date hereof, Exigent Partners has extended or caused a third party to extend to the Corporation a working capital loan in the original principal amount of One Million Dollars ($1,000,000) and in consideration therefor has received the shares of Common Stock set forth opposite its name on Exhibit A hereto;
                     ---------

          WHEREAS, the Corporation has engaged Spencer Trask to conduct a private offering (the "Private Offering") to the Investors of shares of Common Stock equal to up to 50% of the total issued and outstanding shares of Common Stock (plus certain over-subscription shares) of Common Stock (all as more particularly described in the private placement memorandum ("Private Placement Memorandum") prepared by the Corporation in connection with the Private Offering), the first closing thereunder to occur at such time as a minimum of Four Million Dollars ($4,000,000) has been raised from the Investors in such offering, and subsequent closings to occur as additional funds up to an aggregate (including the initial closing's funds) of Seven Million Five Hundred Thousand Dollars ($7,500,000) are raised from the Investors (all such amounts being before commissions and expenses);

          WHEREAS, the Corporation will issue to Spencer Trask warrants to purchase a number of shares of Common Stock equal to twenty percent (20%) of that number of shares of Common Stock sold in the Private Offering;

          WHEREAS, if the minimum amount of funds, Four Million Dollars ($4,000,000), is raised in the Private Offering, the Investors will own thirty-five and 81/100 percent (35.81%) of the total issued and outstanding Common Stock; if the maximum amount, Seven Million Five Hundred Thousand Dollars ($7,500,000), is raised, the Investors will own fifty percent (50%) of the total issued and outstanding Common Stock of the Corporation (the shares of Common Stock representing such percentages being the "Private Offering Stock");

          WHEREAS, pursuant to the Letter of Intent, SmithKline made available to the Corporation a One Million Dollar ($1,000,000) loan, secured by all of the present and future assets of the Corporation, the outstanding principal amount of which loan is convertible, at the election of SmithKline or as otherwise required by the loan documents, into up to two percent (2%) of the Corporation's issued and outstanding Common Stock upon the earlier of the first closing of the Private Offering or December 31, 1996 (the "Conversion Shares");

          WHEREAS, the Corporation and its stockholders desire to set forth certain rights and obligations which each will have to the other with respect to their stock interest in the Corporation, whether now owned or hereafter acquired; and desire to cause each new stockholder to enter into a counterpart to and to become bound by the terms and conditions of this Agreement at such time as they become stockholders in the Corporation.

          NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings set forth below, the parties hereto, intending to be legally bound hereby, agree with each other as follows:


          1.     Certain Defined Terms. Capitalized terms used in this Agreement
                 ---------------------
have the meanings set forth in this Section 1, or are defined in the provisions of this Agreement identified in this Section 1.

                 (a) "Affiliate" of a Person shall mean any Person which,
                      ---------
directly or indirectly, controls, is controlled by, is under common control with, or under a common management agreement with, such Person. For purposes hereof, (i) the partners of Exigent Partners shall be deemed to be Affiliates of Exigent Partners (but only to the extent of their pro rata interest therein),
(ii) other members of the consolidated group of corporations of which SmithKline is a member, as well as SBD and SmithKline Beecham Clinical Laboratories, Inc., shall be considered to be Affiliates of SmithKline and SBD, and (iii) the officers and directors of the Corporation shall be deemed to be Affiliates of the Corporation for so long as they hold such position.

          (b) "Agreement" means this Stockholders Agreement, as the same may be
               ---------
amended from time to time in accordance herewith.

          (c) "Bona Fide Offer" shall mean a bona fide written offer from any
               ---------------
Person to purchase any Securities owned by a Stockholder.

          (d) "Common Equity Percentage" shall mean, as to any Stockholder, the
               ------------------------
percentage that (i) the outstanding shares of Common Stock then owned by such Stockholder and any shares of Common Stock issuable upon exercise of any warrants (including as warrants for this purpose the right to receive Antidilution Shares) or Options, in each case which are fully vested and then owned by such Stockholder, is of (ii) the aggregate outstanding number of shares of Common Stock then owned by Stockholders, plus all shares of Common Stock issuable upon exercise of any warrants (including as warrants for this purpose the right to receive Antidilution Shares) or Options, in each case which are fully vested and then owned by such Stockholders.

          (e) "Common Shares" shall mean issued and outstanding shares of Common
               -------------
Stock.

          (f) "Counterpart" shall mean a counterpart to this Agreement in the
               -----------
form of Exhibit C hereto, pursuant to the execution of which a Person shall
        ---------
become bound by all of the terms and conditions to this Agreement.

          (g) "Excluded Securities" shall mean, collectively:
               -------------------


               (i) the Warrant Shares and shares issued in connection with the exercise of Options;

               (ii)  Stock to be issued as a stock dividend;

               (iii) any Antidilution Shares or Conversion Shares
                     issued to SmithKline or its Affiliates;

               (iv) shares of any class of the Corporation's Stock to be issued upon any subdivision, combination, stock split or reverse stock split of all the outstanding shares of such class of Stock of the Corporation;

               (v) any securities to be issued by the Corporation pursuant to the acquisition by the Corporation of any Person by means of merger, stock purchase, reorganization, purchase of substantially all the assets or otherwise in which the

                      Corporation or its stockholders of record immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired or resulting entity after such transaction; provided, that such recipient(s) of shares of
                                   --------
                      Stock execute(s) a Counterpart and agree(s) to be bound by the terms and conditions hereof; and provided, further,
                                                           --------  -------
                      that such acquisition has been approved by a majority of the Independent Directors; and

               (vi)   any securities to be issued pursuant to a Public Offering;

               (vii)  the Private Offering Stock; and

               (viii) any Securities to be issued to one or more investors for the purpose of raising additional capital for the benefit of the Corporation and such issuance is approved by a majority of the Independent Directors (the "Exempted Securities").

          (h)  "Options" shall mean incentive stock or non-qualified options
                -------
granted in accordance with the Purchase Agreement, pursuant to the Stock Option Plan as described in the Private Placement Memorandum.

          (i)  "Person" shall mean an individual, a sole proprietorship, a
                ------
corporation, a partnership, limited liability company, limited liability partnership, a joint venture, an association, a trust, or any other entity or organization, including a government or a political subdivision, agency or instrumentality thereof.

          (j)  "Public Offering" shall mean the sale of shares of Common Stock
                ---------------
in a registered underwritten public offering.

          (k)  "Securities" shall mean all shares of capital stock, options,
                ----------
warrants, notes, bonds or other equity or debt securities offered or sold by the Corporation from time to time on or after the date hereof.

          (l)  "Stock" shall mean any Common Shares or any other shares of any
                -----
other class of capital stock that the Corporation may from time to time have outstanding.

          (m)  "Stockholder" shall mean any Person who is a party to this
                -----------
Agreement, provided such person holds one or more shares of Stock.

          (n)  "Stock Option Plan" shall mean the Stock Option Plan adopted by
                -----------------
the Corporation on or after the date hereof providing for the issuance of the shares of Common Stock to certain employees of the Corporation.

          (o)  "Transfer" shall mean any transfer of Stock, whether by sale,
                --------
assignment, gift, will, devise, bequest, operation of the laws of descent and distribution, or in trust, pledge, hypothecation, mortgage, encumbrance or other disposition. The verb to "Transfer" shall mean to sell, assign, give, transfer (including by gift, will, devise, bequest, or operation of laws of descent and distribution, or in trust), pledge, hypothecate, mortgage, encumber or dispose of.

          (p)  "Warrant Shares" shall mean the warrants and shares of Stock
                --------------
issuable on exercise thereof to be issued to Spencer Trask at each closing of the Private Offering.

     Other capitalized terms used in this Agreement have the definitions set forth in the following sections:



     Capitalized Term                                      Section
     ----------------                                      -------

     5-Day Period                                             4(d)
     20-Day Period                                            4(b)
     90-Day Period                                            4(f)
     Accepting Stockholders                                   4(d)
     Additional Directors                                     8(b)
     Antidilution Shares                                  Preamble
     Board                                                    2(d)
     Conversion Shares                                    Preamble
     Director                                                 8(b)
     Employee Stockholders                                Preamble
     Fair Market Value                                        2(f)
     Final Closing                                            3(a)
     First Closing                                            8(b)
     Holdings                                             Preamble
     Independent Directors                                    8(b)
     Investor Registration Agreement                          8(b)
     Management Directors                                     8(b)
     Management Stockholders                              Preamble
     Notice of Acceptance                                     4(c)
     Notice of Refused Securities                             4(c)
     Offer                                                    3(b)

          Outside Offer                                       4(f)
          Purchase Agreement                              Preamble
          Preemptive Offer                                    4(a)
          Private Offering                                Preamble
          Private Offering Stock                          Preamble
          Private Placement Memorandum                    Preamble
          Refused Securities                                  4(c)
          SKB Director                                        8(b)
          Spencer Trask Directors                             8(b)
          Strategic/Venture Capital Securities                4(a)
          Voting Securities                                   8(b)

          2.   Limitations on Transfers.
               ------------------------

               (a) Each Stockholder hereby agrees that it shall Transfer all or any of his or its Stock only if such Transferee shall, as a condition to such Transfer, execute a Counterpart and thereafter the Transferee shall be treated as a Stockholder having the obligations of the Stockholder from whom Transferred for all purposes under this Agreement. No Transfer shall be effective and the Corporation shall not, and shall not be compelled to, recognize any Transfer or record any Transfer on their books made unless such Transfer is effected in accordance with the terms of this Agreement, or issue any certificate representing any Stock to any Person who has received such Stock in a Transfer unless such Transfer is effected in accordance with the terms of this Agreement.

               (b) Any Stockholder shall be permitted to pledge his Stock to a lender to the pledging Stockholder provided that, in the case of Stockholders other than Investors, (i) prior to completing the pledge, the lender undertakes in a writing (in form and substance acceptable to the lender and the Corporation) delivered to the Corporation that (A) such lender is prohibited from selling or syndicating all, or any portion of the debt obligation secured by the pledge, and (B) in the event of any default on the debt secured by such pledge, all or any portion of the pledged Stock (as determined by the Corporation) may be purchased by the Corporation for a price equal to the lower of (1) the Fair Market Value (as determined under procedures comparable to those set forth in Section 2(c) hereof with decisions as to choice of the valuation determiner being made by the Corporation and the lender) of the Stock being purchased, or (2) the unpaid principal, plus accrued interest, plus all other amounts accrued and owing to the lender in respect of such indebtedness, secured by the pledge, and (ii) the lender is an institution normally engaged in the business of making commercial loans.

               (c) For purposes of this Agreement, "Fair Market Value" of a share of Stock shall mean such value as determined by an investment banking firm mutually acceptable to both the Board of Directors of the Corporation (the "Board") and the Stockholder. In the event an investment banking firm cannot be mutually agreed upon, such value shall be a value per share of Stock as determined by a nationally recognized firm engaged in the business of (among other things) valuing privately held businesses, which is not an Affiliate of the Corporation, any director of the Corporation, or any of the Stockholders, and which is selected by the Corporation.


          3.   Consultation with and Consent of Spencer Trask in Connection with
               -----------------------------------------------------------------
Future Issuances of Securities.
------------------------------

               (a) Until the second anniversary of the final closing (the "Final Closing") of the Private Offering, the Corporation shall not issue any Securities, or other rights to acquire Securities, or create any class of Securities, without prior consultation with, and obtaining the consent of (which consent will not be unreasonably withheld, delayed or conditioned) Spencer Trask; provided, however, no such consultation or consent shall be required (i)
       --------  -------
if the Corporation does not sell at least $4,000,000 of Common Stock in the Private Offering or (ii) in connection with Excluded Securities, except that the Corporation shall first be required to consult with, but not be required to obtain the consent of, the Placement Agent with respect to the Exempted Securities.

          4.   Preemptive Rights.
               -----------------

               (a) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Securities unless it shall have first offered (the "Preemptive Offer") to sell such Securities to the Stockholders on the terms set forth herein; provided, however, the Preemptive Offer shall not apply to Excluded Securities,
--------  -------
other than to Exempted Securities (exclusive of those Exempted Securities that are to be offered in any transaction or series of related transactions to a limited number, not to exceed four (4), of institutional, venture capital or strategic investors ("Strategic/Venture Capital Securities") in which case the Preemptive Offer shall not apply thereto). Each Stockholder shall have a preemptive right to purchase up to such Stockholder's Common Equity Percentage of such Securities. Each Stockholder may assign all or any part of its rights and responsibilities with respect to such Offer (as defined below) to an Affiliate (or a permitted transferee). Such Affiliate or Affiliates (or a permitted transferee) which are such assignees shall thereafter be deemed to be such assigning Stockholder (to the extent of such assignment) for purposes of applying this Section 4 to such Preemptive Offer. Each such Affiliate shall agree in writing, as a condition to such assignment, to execute a Counterpart in the event of a purchase of Securities pursuant to such assignment.

               (b) The Corporation shall deliver to each Stockholder written notice of the Preemptive Offer, specifying the price and terms and conditions of the offer, including, without limitation, the minimum and maximum limits on the amount of Securities proposed to be sold by the Corporation pursuant to the offer (the "Offer"), and the Common Equity Percentage applicable to the Stockholder receiving such notice. The Preemptive Offer by its terms shall remain open and irrevocable for a period of twenty (20) days from the date such notice is given (the "20-Day Period").

               (c) If a Stockholder desires to purchase Securities pursuant to the Preemptive Offer, such Stockholder shall evidence his or its intention to accept the Preemptive Offer by delivering a written notice to the Corporation signed by the Stockholder, setting forth the percentage of the Securities (not exceeding such Stockholder's Common Equity Percentage of such Securities) that the Stockholder agrees to purchase pursuant to the terms and conditions set forth herein (the "Notice of Acceptance"). Provided the minimum number of Securities set forth in the Preemptive Offer has been sold after conclusion of all procedures set forth in this Section 4, then, upon closing of the Preemptive Offer, each Stockholder shall be obligated to buy the percentage set forth in such Stockholder's Notice of Acceptance times the number of Securities being sold at such closing. The Corporation shall not be permitted to sell at such closing (or any subsequent closing with respect to which the procedures set forth in this Section 4 have not again been followed, except as provided in this
Section 4) more than the maximum number of Securities set forth in the Preemptive Offer. The Notice of Acceptance must be given, if at all, prior to the end of the 20-Day Period.

               (d) Within five (5) days following the end of the 20-Day Period, the Corporation shall give written notice (the "Notice of Refused Securities") to the Stockholders setting forth the percentage, if any, of Securities for which a Notice of Acceptance could have been but was not received from the Stockholders (the "Refused Securities"). Each Stockholder giving a Notice of Acceptance ("Accepting Stockholders") shall be entitled to purchase by an additional Notice of Acceptance given to the Corporation within five (5) days after the date the Notice of Refused Securities is given (the "5-Day Period"), that proportion of any Refused Securities which the Common Equity Percentage of such Accepting Stockholder (prior to the Offer) bears to the Common Equity Percentage of all Accepting Stockholders (prior to the Offer). The procedure set forth in this section shall be repeated until there are no more Accepting Stockholders or no more Refused Securities, whichever occurs first. To the extent any Investor does not purchase a portion of the Refused Securities within the 5-Day Period so entitled to be purchased by such Investor (the "Investor Refused Securities"), Spencer Trask shall be entitled to purchase all, but not less than all of the Investor Refused Securities by giving notice of its agreement to do so within two business days of the end of the 5-Day Period (the "7-Day Period").

               (e) If, subject to Section (d) above, the Stockholders give Notices of Acceptance prior to the end of the 20-Day Period or a 7-Day Period, as applicable, indicating their intention to purchase, in the aggregate, at least the minimum amount of Securities set forth in the Preemptive Offer, the Corporation shall schedule a closing of the sale of the Securities to occur on a date not more than sixty (60) days nor less than twenty (20) days after the termination of the 20-Day Period or 7-Day Period, as applicable. Upon the closing of the sale of the Securities, each Accepting Stockholder shall purchase those Securities for which it tendered Notices of Acceptance upon the terms specified in the Offer.

          (f) Upon completion of the procedures set forth in Sections 4(b) through 4(d) above, regardless of whether the Stockholders tender Notices of Acceptance for at least the minimum amount of Securities set forth in the Offer allocable to their Common Equity Percentages, any remaining Refused Securities may be sold for a period of ninety (90) days after the expiration of the 20-Day Period or 7-Day Period, as applicable (the "90-Day Period"), to any other Person or Persons (including without limitation, executive officers of the Corporation) upon terms and conditions which are in all material respects (including without limitation, price, form of consideration, payment period and interest rates) the same as those set forth in the Preemptive Offer (the "Outside Offer"). The closing of the sale of such Refused Securities (which shall only occur if the minimum amount is sold pursuant to this Section 4 and shall include full payment to the Corporation in cash or notes in accordance with the terms of such offer) shall take place not more than thirty (30) days after the expiration of such 90-Day Period and not less than twenty (20) days after notice of said closing shall have been given by the Corporation to each Accepting Stockholder. In the event Accepting Stockholders gave Notices of Acceptance for less than the minimum number of Securities set forth in the Preemptive Offer, provided the Refused Securities agreed to be purchased pursuant to the Outside Offer, plus the Securities for which Accepting Stockholders gave Notices of Acceptance exceeds such minimum, then at the same time as the closing of the sale of Refused Securities, each Accepting Stockholder shall purchase those Securities for which it tendered Notices of Acceptance upon the terms specified in the Preemptive Offer.

          (g) (i) If at least the minimum amount of the Securities set forth in the Preemptive Offer and the Outside Offer are not agreed to be purchased within the 90-Day Period, the Corporation may rescind all Notices of Acceptance tendered by Stockholders by providing written notice of such rescission to each Accepting Stockholder and the Corporation shall not sell any Securities pursuant to the Outside Offer.

          (ii) Any Securities as to which Notices of Acceptance are rescinded, and any Refused Securities not purchased in the Outside Offer may not be sold or otherwise disposed of until they are again offered to the Stockholders under the procedures specified in subsections (a) through (g) hereof.

          (h) The transferability of Securities purchased by any Stockholder or other Person pursuant to this Section 4 shall be subject to the terms and conditions set forth in this Agreement and any Person who is not then a Stockholder and who purchases Securities shall execute a Counterpart as a condition precedent to such purchase. The obligation of any Stockholder to purchase such Securities is further conditioned upon the preparation of a purchase agreement embodying the terms of the Preemptive Offer or Outside Offer which shall be reasonably satisfactory in form and substance to the Corporation and its counsel, and such Stockholder or other purchaser and such Stockholder's or other purchaser's counsel.

          5.   Stock Splits, Etc.  If there shall be any change in the Stock
               ------------------
of a Corporation as a result of any merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of Shares, or otherwise, the provisions of this Agreement shall apply with equal force to additional and/or substitute Securities, if any, received by each Stockholder in exchange for or by virtue of its ownership of Shares.

          6.   Registration Rights. The Stockholders shall have the registration
               -------------------
and other rights set forth in the various Registration Rights Agreements between the Corporation and the Stockholders.

          7.   Financial Reports and Information.
               ---------------------------------

               (a) Within ninety (90) days after the end of each fiscal year of the Corporation, for so long as this Agreement shall be in effect, the Corporation shall furnish each of the Stockholders with audited consolidated and consolidating financial statements of the Corporation for such fiscal year (showing comparison to the prior fiscal year) which shall include a statement of income and retained earnings for each such fiscal year, a balance sheet as at the last day thereof, and a statement of cash flows prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by the report, without qualification, of the Corporation's independent certified public accountants (which shall be of recognized national standing), including such accountant's management letters to the Corporation and a breakdown of all the Stockholders of each Corporation, listing next to each Stockholder's name, the Stockholder's Common Equity Percentage.

               (b) If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Section 7(a) shall be the consolidated financial statements of the Corporation and all such consolidated subsidiaries.

               (c) Promptly upon becoming available, copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by any of the Corporation to their lenders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Securities and Exchange Commission or any securities exchange.

               (d) Upon request from any Stockholder including any Selling Stockholder, the Corporation shall disclose to such Stockholder, in writing, the name and address of such Stockholder (as it then appears on the records of the Corporation) and such Stockholder's Common Equity Percentage.

           8.  Corporation Governance Provisions.
               ---------------------------------

               (a) The Board shall have a minimum of two (2) and a maximum of ten (10) seats; provided, however, in no event shall the number of directors
                --------  -------
exceed seven (7) without the prior written consent of Spencer Trask. Effective with the First Closing of the Private Offering (the "First Closing"), there shall be not less than seven (7) directors. No person shall serve as a director of the Corporation unless such person meets the qualifications set by the Corporation applicable to all of its directors.

               (b) Following the First Closing and continuing for a period of five (5) years thereafter, except as set forth in Section 5 of the Registration Rights Agreement among the Corporation and the Investors (the "Investor Registration Agreement"), the Corporation shall cause from time to time the following individuals to be nominated to serve as members of the Board, and the Stockholders shall promptly (i) vote any shares of Stock and any other securities issued by the Corporation which are entitled to be voted for the election of directors (collectively, "Voting Securities") which they own or otherwise have the power to vote (including, without limitation, by execution of a written consent or in any other manner permitted by law, the Corporation's certificate of incorporation and by-laws), and (ii) take any other action necessary or otherwise reasonably requested by the Corporation, in each case to facilitate the election of the following nominees to serve as members of the
Board:

                    (i) Stoughton and Grove; provided, that (A) if Stoughton is not then employed by the Corporation, the Corporation's then Chief Executive Officer, unless such Chief Executive Officer is Grove, in which case, an executive officer selected by Grove; and (B) if Grove is not then employed by the Corporation, an executive officer of the Corporation selected by Stoughton or, if Stoughton is not then employed by the Corporation, by the then Chief Executive Officer of the Corporation (the "Management Directors");

                    (ii) so long as SmithKline or its Affiliates beneficially own at least five-sevenths (5/7ths) of the shares of Common Stock owned in the aggregate by it and by its Affiliates on November 7, 1996, an individual selected by SmithKline, if SmithKline shall so designate an individual to so serve on the Board, which individual shall be reasonably acceptable to Stoughton or, if Stoughton is no longer employed by the Corporation, by the Corporation's then Chief Executive Officer (the "SKB Director"); provided, that the SKB
                                                   --------
Director shall be elected pursuant to this Section 8(b)(ii) notwithstanding any provisions of the Investor Registration Agreement or any other agreement; and provided, further, that the SKB Director shall serve on any compensation
--------  -------
committee of the Board of Directors; and provided, further, if SKB shall not be
                                         --------  -------
entitled to designate the SKB Director, then an individual designated by Mr. Stoughton (or if Mr. Stoughton is not then employed by the Corporation, an individual designated by the then Chief Executive Officer of the Corporation) shall be designated as a director nominee (an "Additional Management Director").

                    (iii) one individual designated by Spencer Trask, if Spencer Trask shall so designate an individual to so serve on the Board, which individual shall be reasonably acceptable to the Corporation and the Management Directors; provided, however, if the Board shall consist of more than seven individuals, then two individuals designated by Spencer Trask, if Spencer Trask shall so designate two individuals to so serve on the Board, which individuals shall be reasonably acceptable to Stoughton or, if Stoughton is no longer employed by the Corporation, by the Corporation's then Chief Executive Officer (the "Spencer Trask Directors");

                    (iv) three individuals (who are neither full-time employees of the Corporation nor Affiliates of any beneficial owner of 5% or more of the then outstanding Voting Securities of the Corporation) designated by Stoughton or, if Stoughton is no longer employed by the Corporation, by the Corporation's then Chief Executive Officer, which individuals shall be reasonably acceptable to Spencer Trask and SmithKline (the "Independent Directors"); and

                    (v) subject to Spencer Trask's agreement to the expansion of the Board to consist of more than seven (7) individuals, that number of individuals, any of whom may be affiliates or employees of the Corporation, designated by Stoughton or, if Stoughton is no longer employed by the Corporation, by the Corporation's then Chief Executive Officer, up to a maximum of two individuals, which individuals shall be reasonably acceptable to Spencer Trask and SmithKline (the "Additional Directors").

The Management Directors, the Additional Management Director, the SKB Director, the Spencer Trask Directors, the Independent Directors and the Additional Directors are each a "Director" and collectively, the "Directors." Notwithstanding the foregoing, the five (5) year time limitation set forth in the first sentence of this subsection (b) shall not apply to the nomination of, the agreement to vote in favor of, or the rights of, the SKB Director.

               (c) Subject to the provisions of Section 5 of the Investor Registration Agreement: (i) no Director may be removed, except for cause, without the approval of the Person nominating such director; provided however,
                                                             -------- -------
that in no event shall the SKB Director be removed, other than for cause, without the consent of SmithKline; and (ii) any Director which is nominated pursuant to this Agreement may be removed by the Person so nominating such Director, with or without cause, and each Stockholder agrees to vote their shares of Common Stock (whether at a meeting duly called and held, by execution of a written consent, or otherwise) in favor of the removal of any such Director if so requested to do so by the Person who nominated such Director sought to be removed. Upon the creation of any vacancies on the Board as a result of the death, disability, resignation or removal of any Director, the person nominating the director whose death, disability, resignation or removal resulted in the vacancy in the Board shall be entitled to nominate a replacement Director and the Stockholders shall promptly vote their Voting Securities (including, without limitation, by execution of a written consent or in any other manner permitted by law, the Corporation's certificate of incorporation and by-laws), and (ii) take any other action necessary or otherwise reasonably requested by the Corporation, to cause the election of such nominee.

               (d) Unless an individual nominated to serve on the Board expressly agrees in writing otherwise, such nominee shall not be deemed to be the deputy of or otherwise required to discharge his or her duties on the Board under the direction of, or with special attention to the interests of, the person or designating such nominee to serve on the Board.

          9.   Specific Performance.  Because of the unique character of the
               --------------------
shares of Stock, the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the Transfer of Stock, an injunction may be issued restraining any Transfer pending the determination of such controversy. In the event of any controversy concerning the right or obligation to Transfer any such Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall be cumulative and not exclusive, and shall be in addition to any other remedy which the Corporation or the other Stockholders of the Corporation may have.

          10.  Legend.  Each certificate evidencing any of the Shares shall bear
               ------
a legend substantially as follows:

          "The shares represented by this Certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stockholders Agreement dated as of December 4, 1996, among the Corporation and its stockholders, a copy of which the Corporation will furnish to the holder of this certificate upon request and without charge."

          11.  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answer back received) or courier services, charges prepaid, or by telecopier, to such party's address (or to such party's telex, TWX, telecopier or telephone number). If the notice is sent by mail, it shall be deemed to have been received by the addressee five (5) business days after being deposited in the United States mail, and if the notice is sent by telegraph or courier services, it shall be deemed to have been given to the addressee one (1) business day after deposited with a telegraph office or courier service for delivery to that person or, in the case of telex, TWX or telecopy when dispatched.

          If to the Corporation or Stoughton to:

               Exigent Diagnostics, Inc.
               709 Swedeland Road
               P.O. Box 1539
               King of Prussia, PA  19406-0939
               Attention:  W. Vickery Stoughton
               Telecopy No.:  610-270-6150

          With a copy to:

               Pepper, Hamilton & Scheetz
               3000 Two Logan Square
               Philadelphia, PA  19103
               Attention:  Julia D. Corelli, Esquire
               Telecopy No.:  215-981-4750

          If to any of the Management Stockholders other than Stoughton to:

               Exigent Diagnostics, Inc.
               7600 Tyrone Avenue
               Van Nuys, CA  91405
               Attention:  Dr. Thomas H. Grove
               Telecopy No.:  818-376-6387

          With a copy to:

               Pepper, Hamilton & Scheetz
               3000 Two Logan Square
               Philadelphia, PA  19103
               Attention:  Julia D. Corelli, Esquire
               Telecopy No.:  215-981-4750

          If to SmithKline to:

               SmithKline Beecham Corporation
               One Franklin Plaza (Mail Code FP 2225)
               P.O. Box 7929
               Philadelphia, PA  19101
               Attention:  Chief Operating Officer
               Telecopy No.:  215-751-3935

          With a copy to:

               SmithKline  Corporation
               One Franklin Plaza (Mail Code FP 2225)
               P.O. Box 7929
               Philadelphia, PA  19101
               Attention:  General Counsel, Corporate Law - U.S.
               Telecopy No.:  215-751-3935

          If to Exigent Partners to:

               Exigent Partners, L.P.
               c/o Spencer Trask Securities Incorporated
               535 Madison Avenue
               New York, NY  10022
               Attention:  Kevin Kimberlin, General Partner
               Telecopy No.:  212-751-3483

          With a copy to:

               Hertzog, Calamari & Gleason
               100 Park Avenue
               New York, NY  10017
               Attention:  John D. Vaughan
               Telecopy No.:  212-213-1199

          If to Spencer Trask Securities Incorporated to:

               Spencer Trask Securities Incorporated
               535 Madison Avenue
               New York, NY  10022
               Attention:  Ms. Laura McNamara
               Telecopy No.:  212-751-3483

          With a copy to:

               Hertzog, Calamari & Gleason
               100 Park Avenue
               New York, NY  10017
               Attention:  John D. Vaughan
               Telecopy No.:  212-213-1199

          If to an Investor, to the address set forth on the Investor Signature Page hereto.

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

          12.  Termination.  Except as provided in Section 13 hereof, this
               -----------
Agreement shall terminate upon (i) the consummation of a Public Offering or (ii) the earlier mutual agreement of a group of Stockholders having an aggregate Common Equity Percentage of at least ninety percent (90%) of the aggregate Common Equity Percentage of all shareholders in the Corporation, so long as such group includes Exigent Partners and SmithKline.

          13.  Entire Agreement; Effectiveness and Amendments.  This Agreement
               ----------------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and shall be effective as of December 4, 1996 as to the parties who are then signatories hereto and, thereafter, as to all other parties at the time they became signatories hereto. Except as provided in Section 12 hereof, neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a writing duly executed by holders of Stock having an aggregate Common Equity Percentage of at least ninety (90%) so long as such writing is executed by SmithKline, and, if the waiver, modification, amendment or termination would affect the rights or obligations of a holder of another class of Stock other than Common Stock, by holders of at least eighty percent (80%) of the outstanding shares of such class of Stock so affected; provided,
                                                                    --------
that (i) until the termination of this Agreement pursuant to Section 12 hereof, and except as otherwise provided by operation of the terms of Section 8 hereof, the right of any Stockholder to nominate a director in accordance with the provisions of Section 8 hereof may not be modified, amended or terminated without the consent of such Stockholder, (ii) any such waiver, amendment or modification shall affect all Stockholders equally unless the Stockholder affected differently shall have specifically approved the waiver, amendment or modification, and (iii) the terms and provisions of this Section 13 shall not be modified or amended without the prior written consent of each of the Stockholders. To the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

          14.  Expenses.  Each of the parties hereto shall bear its or his own
               --------
expenses with respect to the agreements set forth herein unless expressly agreed otherwise in a writing signed by the parties to bear such expenses.

          15.  Governing Law; Successors and Assigns.  This Agreement shall be
               -------------------------------------
construed and enforced in accordance with New York law without regard to the choice of law provisions thereof and shall be binding upon the parties hereto and their respective successors and assigns.

          16.  Waivers.  The failure of any party to insist upon strict
               -------
performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

          17.  Severability.  If any provision of this Agreement is held
               ------------
illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability will not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof.

           18. Captions.  Captions are for convenience only and are not deemed
               --------
to be part of this Agreement.

          19.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20.  Attorney's Fees.  In the event of litigation of any dispute or
               ---------------
controversy arising from, in, under or concerning this Agreement or any amendment hereof, including, without limiting the generality of the foregoing, any claimed breach hereof or thereof, the prevailing party in such action shall be entitled to recover from the other party in such action, such sum as the court shall fix as reasonable attorney's fees incurred by such prevailing party.

          21.  Parties Benefitted.  Nothing in this Agreement, express or
               ------------------
implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

          22.  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.



                       [SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Stockholders Agreement under seal on the date first above written.


                         EXIGENT DIAGNOSTICS, INC.


                         By: /s/ W. Vickery Stoughton
                            ----------------------------------------
                              W. Vickery Stoughton
                              President and Chief Executive Officer


                         SMITHKLINE BEECHAM CORPORATION


                         By: /s/ E. J. Buthusien
                            ----------------------------------------
                         Name: E J Buthusien
                         Title: Attorney in fact

                         SPENCER TRASK SECURITIES INCORPORATED


                         By:  /s/ William P. Dioguench
                            ----------------------------------------
                         Name: William P. Dioguench
                         Title: President

                         EXIGENT PARTNERS, L.P.


                         By: /s/ Kevin Kimberlin
                            -----------------------------------------
                              Kevin Kimberlin
                              General Partner

                         /s/ W. Vickery Stoughton
                         --------------------------------------------
                         W. VICKERY STOUGHTON


                         /s/ Thomas H. Grove
                         --------------------------------------------
                         THOMAS H. GROVE

                            [EXECUTIONS CONTINUED]

                         /s/ Kenneth B. Asarch
                         --------------------------------------
                         KENNETH B. ASARCH


                         /s/ William S. Knight
                         --------------------------------------
                         WILLIAM S. KNIGHT


                         /s/ Donald S. Wong
                         --------------------------------------
                         DONALD S. WONG


                         /s/ Ashok K. Sawhney
                         --------------------------------------
                         ASHOK K. SAWHNEY


                         /s/ Philip B. Smith
                         --------------------------------------
                         PHILIP B. SMITH


                [INVESTOR SIGNATURES FOLLOW ON SEPARATE PAGES]

                            INVESTOR SIGNATURE PAGE
                           TO STOCKHOLDERS' AGREEMENT

          IN WITNESS WHEREOF, the undersigned Investor has executed this Agreement as of ____________ ___, 199__.

If the Holder is an INDIVIDUAL:

____________________________________
Print Name

____________________________________
Signature

____________________________________
____________________________________
Print Address

If the Holder is a PARTNERSHIP,
CORPORATION or a TRUST:

____________________________________
Name of Partnership, Corporation
  or Trust

By:__________________________________
     Signature
Print Name:___________________________
Print Title:____________________________

_____________________________________
_____________________________________
Print Address

Accepted and agreed to this
____ day of ___________, 199__

EXIGENT DIAGNOSTICS, INC.

By:____________________________________
       W. Vickery Stoughton
       Chairman & CEO

                                   EXHIBIT A



                Shareholder                            No. of Shares
                -----------                            -------------

            W. Vickery Stoughton                            262.93
            Thomas H. Grove                                 129.50
            Kenneth B. Asarch                                18.53
            William S. Knight                                13.90
            Ashok K. Sawhney                                 13.90
            Donald S. Wong                                   13.90
            Phillip B. Smith                                 30.38
            SmithKline Beecham Corporation                   45.98

                                  EXHIBIT "B"


                               LETTER AGREEMENTS

                           EXIGENT DIAGNOSTICS, INC.



                                    July 10, 1996


W. Vickery Stoughton
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Van Nuys, CA 91405

Dear Vick:

          Exigent Diagnostics, Inc, ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 1 for 262.93 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 57% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately 13.25% of Exigent.

          This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

          You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein; the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

          The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to you ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below.

                                        Sincerely,

                                        EXIGENT DIAGNOSTICS, INC.


                                        By: /s/ W. Vickery Stoughton
                                           ---------------------------------
                                           W. Vickery Stoughton, President


Acknowledged and agreed
as of July 10, 1996



 /s/ W. Vickery Stoughton
----------------------------
W. Vickery Stoughton

                           EXIGENT DIAGNOSTICS, INC.


                                    July 10, 1996


Thomas H. Grove
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Vans Nuys, CA 91405

Dear Tom:

     Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 2 for 129.50 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 28% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately 6.5% of Exigent.

     This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

     You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

     You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities
Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

     A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

     The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

     All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

     The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below.


                                        Sincerely,

                                        EXIGENT DIAGNOSTICS, INC.


                                        By: /s/ W. Vickery Stoughton
                                            -----------------------------------
                                            W. Vickery Stoughton, President


Acknowledged and agreed
as of July 10, 1996

 /s/ Thomas H. Grove
------------------------
Thomas H. Grove

                           EXIGENT DIAGNOSTICS, INC.


                                   October 1, 1996

Kenneth B. Asarch
Vice president, Regulatory Affairs
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Vans Nuys, CA 91405

Dear Ken:

     Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 3 for 18.53 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 4% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately 1% of Exigent.

     This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your Stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

     You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration), which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          The Stockholders Agreement will also provide, and you agree, that your stock or a portion thereof will be subject to repurchase by Exigent at par value in the event you leave the employ of Exigent, other than by reason of death, disability or termination of your employment by Exigent without Cause (as hereinafter defined), in accordance with the following timetable: Exigent's repurchase right will attach to 100% of your stock if your employment so terminates at any time prior to October 31, 1997, 66.67% if your employment so terminates after October 31, 1997 and prior to October 31, 1998, and 33.33% if your employment so terminates after October 31, 1998 and prior to October 31, 1999 (the "Repurchase Right").

     That portion of your stock which has vested in accordance with the foregoing provision, i.e., that portion which is no longer subject to the
                     ----
Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value at any time you leave the employ of Exigent for any reason other than a termination for Cause. If you are terminated by the Company for "Cause" at any time, any vested stock may be repurchased by Exigent and the repurchase price will be the par value of the stock. In the event your employment terminates prior to October 31, 1999 by reason of your death or disability or because your employment is terminated by Exigent without Cause, that portion of your stock which has not vested, i.e., which is still subject to
                                                 ----
the Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value. For these purposes, "Cause" means commission of a felony or other serious act of disloyalty to Exigent, or the deliberate and sustained failure to perform the reasonable duties assigned to you by Exigent's President (or his designee) from time to time. In the event of a purchase at fair market value, the fair market value or your stock will be determined pursuant to appraisal or a formula set forth in the Shareholders Agreement and approved by the Board of Directors of Exigent.

     Provided you remain employed by Exigent through the date of closing of the applicable event, the Repurchase Right will terminate upon a pubic offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

     All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

     The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below. Further, by signing below, you acknowledge your understanding and agreement that each of the initial shareholders who are employees of Exigent other than W. Vickery Stoughton and Thomas H. Grove

(the Company's founders) will be executing a letter agreement with Exigent containing identical terms to those set forth herein.

                                        Sincerely,

                                        EXIGENT DIAGNOSTICS, INC.

                                        By:  /s/ W. Vickery Stoughton
                                           ------------------------------------
                                           W. Vickery Stoughton, President


Acknowledged and agreed
as of October 1, 1996


/s/ Kenneth B. Asarch
------------------------
Kenneth B. Asarch

                           EXIGENT DIAGNOSTICS, INC.



                                        October 1, 1996


William S. Knight
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Van Nuys, CA 91405


Dear Bill;

          Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 4 for 13.90 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 3% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately .74% of Exigent.

          This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

          You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          The Stockholders Agreement will also provide, and you agree, that your stock or a portion thereof will be subject to repurchase by Exigent at par value in the event you leave the employ of Exigent, other than by reason of death, disability or termination of your employment by Exigent without Cause (as hereinafter defined), in accordance with the following timetable Exigent's repurchase right will attach to 100% of your stock if your employment so terminates at any time prior to October 31,

1997, 66.67% if your employment so terminates after October 31, 1997 and prior to October 31, 1998, and 33.33% if your employment so terminates after October 31, 1998 and prior to October 31, 1999 (the "Repurchase Right").

          That portion of your stock which has vested in accordance with the foregoing provisions, i.e., that portion which is no longer subject to the
                      ---
Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value at any time you leave the employ of Exigent for any reason other than a termination for Cause. If you are terminated by the Company for "Cause" at any time, any vested stock may be repurchased by Exigent and the repurchase price will be the par value of the stock. In the event your employment terminates prior to October 31, 1999 by reason of your death or disability or because your employment is terminated by Exigent without Cause, that portion of your stock which has not vested, i.e., which is still subject to
                                                 ---
the Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value. For these purposes, "Cause" means commission of a felony or other serious act of disloyalty to Exigent, or the deliberate and sustained failure to perform the reasonable duties assigned to you by Exigent's President (or his designee) from time to time. In the event of a purchase at fair market value, the fair market value or your stock will be determined pursuant to appraisal or a formula set forth in the Shareholders Agreement and approved by the Board of Directors of Exigent.

          Provided you remain employed by Exigent through the date of closing of the applicable event, the Repurchase Right will terminate upon a public offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

          All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

          The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below. Further, by signing below, you acknowledge your understanding and agreement that each of the initial shareholders who are employees of Exigent other than W. Vickery Stoughton and Thomas H. Grove

(the Company's founders) will be executing a letter agreement with Exigent containing identical terms to those set forth herein.

                                        Sincerely,

                                        EXIGENT DIAGNOSTICS, INC.


                                        By:  /s/ W. Vickery Stoughton
                                           ----------------------------
                                           W. Vickery Stoughton, President


Acknowledged and agreed
as of October 1, 1996


/s/ William S. Knight
------------------------
William S. Knight

                           EXIGENT DIAGNOSTICS, INC.


                                   October 1, 1996

Donald S. Wong
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Vans Nuys, CA 91405

Dear Don:

     Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 5 for 13.90 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 3% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately .74% of Exigent.

     This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

     You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

     You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption thereform is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

     A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

     The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

     The Stockholders Agreement will also provide, and you agree, that your stock or a portion thereof will be subject to repurchase by Exigent at par value in the event you leave the employ of Exigent, other than by reason of death, disability or termination of your employment by Exigent without Cause (as hereinafter defined), in accordance with the following timetable: Exigent's repurchase right will attach to 100% of your stock if your employment so terminates at any time prior to October 31,

1997, 66.67% if your employment so terminates after October 31, 1997 and prior to October 31, 1998, and 33.33% if your employment so terminates after October 31, 1998 and prior to October 31, 1999 (the "Repurchase Right").

     That portion of your stock which has vested in accordance with the foregoing provisions, i.e., that portion which is no longer subject to the
                      ---
Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value at any time you leave the employ of Exigent for any reason other that a termination for Cause. If you are terminated by the Company for "Cause" at any time, any vested stock may be repurchased by Exigent and the repurchase price will be the par value of the stock. In the event your employment terminates prior to October 31, 1999 by reason of your death or disability or because your employment is terminated by Exigent without Cause, that portion of your stock which has not vested i.e., which is still subject to
                                                ----
the Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value. For these purposes, "Cause" means commission of a felony or other serious act of disloyalty to Exigent, or the deliberate and sustained failure to perform the reasonable duties assigned to you by Exigent's President (or his designee) from time to time. In the event of a purchase at fair market value, the fair market value of your stock will be determined pursuant to appraisal or a formula set forth in the Shareholder's Agreement and approved by the Board of Directors of Exigent.

     Provided you remain employed by Exigent through the date of closing of the applicable event, the Repurchase Right will terminate upon a pubic offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

     All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

     The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below. Further, by signing below, you acknowledge your understanding and agreement that each of the initial shareholders who are employees of Exigent other than W. Vickery Stoughton and Thomas H. Grove

(the Company's founders) will be executing a letter agreement with Exigent containing identical terms to those set forth herein.

                                         Sincerely,

                                         EXIGENT DIAGNOSTICS, INC.


                                         By:  /s/ W. Vickery Stoughton
                                             -------------------------------
                                             W. Vickery Stoughton, President



Acknowledged and agreed
as of October 1, 1996




/s/ Donald S. Wong
------------------------
Donald S. Wong

                          EXIGENT DIAGNOSTICS, INC.




                                   October 1, 1996



Ashok K. Sawhney
Exigent Diagnostics, Inc.
c/o SmithKline Beecham Clinical Laboratories
7600 Tyrone Avenue
Van Nuys, CA 91405

Dear Ashok:

          Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 6 for 13.90 shares of Exigent common stock, par value $.01 per share (the "Shares") which represents approximately 3% of the current issued and outstanding stock of Exigent. If our capital raising efforts and other future events unfold as anticipated, your percentage ownership thereafter will be approximately .74% of Exigent.

          This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to your stock. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

          You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instruction will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          The Stockholders Agreement will also provide, and you agree, that your stock or a portion thereof will be subject to repurchase by Exigent at par value in the event you leave the employ of Exigent, other than by reason of death, disability or termination of your employment by Exigent without Cause (as hereinafter defined), in accordance with the following timetable: Exigent's repurchase right will attach to 100% of your stock if your employment so terminates at any time prior to October 31,

1997, 66.67% if your employment so terminates after October 31, 1997 and prior to October 31, 1998, and 33.33% if your employment so terminates after October 31, 1998 and prior to October 31, 1999 (the "Repurchase Right").

          That portion of your stock which has vested in accordance with the foregoing provisions, i.e., that portion which is no longer subject to the
                      ---
Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value at any time you leave the employ of Exigent for any reason other than a termination for Cause. If you are terminated by the Company for "Cause" at any time, any vested stock may be repurchased by Exigent and the repurchase price will be the par value of the stock. In the event your employment terminates prior to October 31, 1999 by reason of your death or disability or because your employment is terminated by Exigent without Cause, that portion of your stock which has not vested, i.e., which is still subject to
                                                 ----
the Repurchase Right, will be subject to purchase by Exigent and/or the other shareholders at fair market value. For these purposes, "Cause" means commission of a felony or other serious act of disloyalty to Exigent, or the deliberate and sustained failure to perform the reasonable duties assigned to you by Exigent's President (or his designee) from time to time. In the event of a purchase at fair market value, the fair market value or your stock will be determined pursuant to appraisal or a formula set forth in the Shareholders Agreement and approved by the Board of Directors of Exigent.

          Provided you remain employed by Exigent through the date of closing of the applicable event, the Repurchase Right will terminate upon a public offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

          All of the representations, warranties, agreements, acknowledgements and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

          The Shareholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below. Further, by signing below, you acknowledge your understanding and agreement that each of the initial shareholders who are employees of Exigent other than W. Vickery Stoughton and Thomas H. Grove

(the Company's founders) will be executing a letter agreement with Exigent containing identical terms to those set forth herein.


                                             Sincerely,

                                             EXIGENT DIAGNOSTICS, INC.


                                             By: /s/ W. Vickery Stoughton
                                                --------------------------------
                                                W. Vickery Stoughton, President


Acknowledged and agreed
as of October 1, 1996


/s/ Ashok K. Sawhney
-------------------------
Ashok K. Sawhney

                           EXIGENT DIAGNOSTICS, INC.


                                        July 10, 1996

Philip Smith
Spencer Trask Securities Incorporated
535 Madison Avenue
New York, New York 10022


Dear Phil:

          Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 7, dated July 10, 1996, for
9.24 shares of Exigent common stock, par value $.01 per share (the "Shares"). The Shares are being provided to you in consideration for your assistance to the founders of the Company.

          This letter sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to the Shares. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

          You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term

"Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          The restrictions set forth in the foregoing paragraph will terminate upon a public offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

          All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the

Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

          The Stockholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below.


                                        Sincerely,

                                        EXIGENT DIAGNOSTICS, INC.


                                        By:________________________________
                                           W. Vickery Stoughton, President


Acknowledged and agreed
as of July 10, 1996

________________________________
Philip Smith

                           EXIGENT DIAGNOSTICS, INC.


                                              November 1, 1996


Philip smith
Spencer Trask Securities Incorporated
535 Madison Avenue
New York, New York 10022

Dear Phil:

          Exigent Diagnostics, Inc. ("Exigent" or the "Company") is pleased to present you with Common Stock Certificate Number 8, dated November 1, 1996, for
27.97 shares of Exigent common stock, par value $.01 per share (the "Shares"). The Shares are being provided to you in consideration for your assistance to the Company in the private placement (the "Private Placement") of its stock.

          You acknowledge that you will forfeit a certain number of Shares (the "Forfeitable Shares"), up to your full 27.97 shares, based on the amount of money raised for the Company (the "New Equity") by June 30, 1997 through its contemplated Private Placement. The number of Forfeitable Shares will be 27.97 if the New Equity is less that $4 million. If the New Equity is greater than $4 million but less than $7 million, the number of Forfeitable Shares will be calculated using the following formula:

          Forfeitable Shares =  (16.97) ($7 million - New Equity)
                                ---------------------------------
                                          ($3 million)

There will be no forfeiture if the New Equity is $7 million or greater.

          This letter also sets forth certain representations you are making regarding your investment in Exigent as well as your agreement with Exigent as to the restrictions applicable to the Shares. These restrictions will be more fully set forth in a Stockholders Agreement to be executed among Exigent and all of its stockholders, including you (the "Stockholders Agreement"), and will be binding on you before and after the Stockholders Agreement is executed except to the extent expressly modified by the Stockholders Agreement.

          You hereby represent, warrant, covenant, agree and acknowledge that the Shares are intended to be and are being acquired solely for your own account without a view to the distribution or resale thereof, and you do not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person. You agree that you will not sell, transfer or otherwise dispose of any of your Shares, in any manner, unless at the time of any such transfer: (a) a Registration under the Securities Act and under the Applicable Laws (each such term being hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and you comply with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) you have obtained and have provided to the Company an opinion from counsel satisfactory to the company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and any other applicable law.

          You understand and acknowledge that the Shares have not been issued to you by Exigent pursuant to a Registration under the Securities Act. Neither Exigent nor any other person has any obligation or intention to effect the Registration of your Shares for sale, transfer or disposition by you under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. You understand that you must therefore hold your Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the Shares for investment or any other purpose. All of your Shares have been issued and sold to you in reliance upon a specific exemption from the Registration requirements of the Securities Act which depends, in part, upon the accuracy of your representations, warranties and agreements set forth in this letter.

          A legend has been placed on the certificates evidencing your Shares, and stop-transfer instructions will be issued to any transfer agent of such Shares, to ensure compliance with the provisions of this letter and of the Securities Act and the Applicable Laws.

          The Stockholders Agreement will provide, and you agree, that your stock is not transferable without first offering it to Exigent and all of the other stockholders for an amount equal to its fair market value at the time of transfer or, if applicable, the price offered for it by an independent third party.

          The restrictions set forth in the foregoing paragraph will terminate upon a public offering of Exigent's common stock or upon a sale of more than 50% of the outstanding common stock of Exigent or of substantially all of Exigent's assets, in either case to a single person or group of related persons in one transaction or a series of related transactions.

          All of the representations, warranties, agreements, acknowledgments and understandings made by you in this letter shall survive the delivery of this letter, your purchase of the Shares, and the execution of the Stockholders Agreement (except to the extent expressly set forth in the Stockholders Agreement).

          The Stockholders Agreement will address, and you agree to, these and other reasonable arrangements applicable to your ownership of Exigent common stock, including so-called "drag-along" rights which may require you to sell your stock in the event a substantial number of other shares are being sold. In the meantime, if you agree that this letter sets forth your investment representations and our agreement as to the matters set forth herein please so indicate in the space provided below.

                                            Sincerely,


                                            EXIGENT DIAGNOSTICS, INC.



                                            By:________________________________
                                               W. Vickery Stroughton, President



Acknowledgment and agreed
as of November 1, 1996



_____________________________
Philip Smith

                                   EXHIBIT C
                                      TO
                            STOCKHOLDERS AGREEMENT


                                  COUNTERPART
                                  -----------

               THIS INSTRUMENT forms part of the Stockholders Agreement (the "Agreement") made as of the 4th day of December, 1996 among Exigent Diagnostics, Inc., SmithKline Beecham Corporation, SmithKline Beecham Diagnostic Systems Co., Spencer Trask Securities Incorporated, Exigent Partners, L.P., W. Vickery Stoughton, Thomas H. Grove, Kenneth B. Asarch, William S. Knight, Donald S. Wong, Ashok K. Sawhney, Philip B. Smith and the Investors, and any additional Stockholders (as such terms are defined in the Agreement) of the Corporation, from time to time, which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule I) and having read the said Agreement in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the said Agreement shall be binding upon the undersigned as a Stockholder and such terms and conditions shall inure to the benefit of and be binding upon the undersigned and its successors and permitted assigns.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of ___________, 199_.



                                       ----------------------------------------
                                       (Signature of Stockholder)



                                       ----------------------------------------
                                       (Name in block letters)